UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 30, 2007

                         Citizens Communications Company
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

           001-11001                                   06-0619596
--------------------------------------------------------------------------------
    (Commission File Number)               (IRS Employer Identification No.)


  3 High Ridge Park, Stamford, Connecticut              06905
--------------------------------------------------------------------------------
  (Address of principal executive offices)            (Zip Code)

                                 (203) 614-5600
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers; Election of
               ---------------------------------------------------------
               Directors; Appointment of Principal Officers
               --------------------------------------------


               The Company's Board of Directors elected Mr. Peter C.B. Bynoe to serve as a Director of the Company effective October 1, 2007.

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

         (d)   Exhibits

               99.1 Press Release of Citizens  Communications Company dated July
                    30, 2007, announcing the election of Peter C.B. Bynoe as a director of the Company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CITIZENS COMMUNICATIONS COMPANY


Date:  July 31, 2007              By:/s/ Robert J. Larson
                                     -----------------------------------------
                                       Robert J. Larson
                                       Senior Vice President and Chief
                                       Accounting Officer